UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of Earliest Event Reported) October 28, 2020

VERTICAL COMPUTER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28685	65-0393635
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 West Renner Road, Suite 200, Richardson, Texas 75082

(Address of principal executive offices (zip code))

(972) 437-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VCSY	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 28, 2020, a shareholders’ consent in lieu of meeting (the “Shareholders’ Consent”) was served upon Vertical Computer Systems, Inc. (the “Company”). The Shareholders’ Consent was consented to by shareholders holding a majority of shares of the Company with voting rights, which shares include the Company’s Common Stock and Series A Preferred Convertible Stock, effective as of October 28, 2020 (the “Effective Date”). Under the terms of the Shareholders’ Consent, (1) Richard Wade and William Mills, and any other director that may have been appointed since the filing with the Securities and Exchange Commission (the “SEC”) of the last Annual Report on Form 10-K (for the period ended December 31, 2017), were removed (the “Removal”) as members of the Company’s board of directors (the “Board”) effective as of the Effective Date; and (2) John Adler and Michael Short were appointed to the Board to replace the two terminated directors effective immediately following the Removal.

The new directors were not appointed to any committees of the Board.

In connection with the appointment of the new independent directors of the Company, the Company entered into compensation agreements with each independent director. Under the terms of the director compensation agreements, the independent directors have agreed to serve until the Company holds its next annual shareholder meeting, which the Company intends to hold as soon as reasonably practicable after the Company becomes current in all its SEC filings. The compensation for each independent director to serve on an interim basis until the next annual shareholder meeting is as follows:

(a)            $3,000 per month, adjusted pro-rata, provided that the Company has “Available Cash” to pay such fees. “Available Cash” means all cash from the Company’s operations on hand or on deposit from time to time after the Company has raised sufficient funds or has sufficient funds to meet the working capital requirement of the Company for the then current-month. If the Company does not have sufficient “Available Cash” to pay the monthly fees, the fees will accrue without interest for up to 90 days, at which time such fees will become due.

(b)            The Company also agreed to grant the following warrants to purchase shares (the “Shares”) of the common stock of the Company: (i) a 5-year warrant to purchase 500,000 Shares at a purchase price of $0.01 per share and (ii) a 5-year warrant to purchase 250,000 Shares at a purchase price that is 85% of the 15-day average of the closing per share price of the Company’s common stock to be issued on the date the Company holds its next annual shareholders meeting.

No arrangement or understanding exists between either of the newly appointed directors and any other persons pursuant to which such directors were named as directors. Since the beginning of the Company’s last fiscal year through the present there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which any related person of the newly appointed directors of the Company had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 28, 2020, shareholders representing more than a 50% majority of the issued and outstanding Common Stock of the Company and Series A Preferred Stock of the Company adopted the Shareholders’ Consent, effective as of the Effective Date, which resulted in the adoption of a proposal to repeal any amendments, changes or modifications made to the Restated and Amended By-Laws of the Company since January 13, 2015.  To the Company’s knowledge, no amendments, changes or modifications were made to the Restated and Amended By-Laws of the Company since January 13, 2015, and, as such, the Restated and Amended By-Laws of the Company, as amended October 28, 2020, are the same in substance as the Restated and Amended By-Laws of the Company dated January 13, 2015.

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 28, 2020, shareholders representing more than a 50% majority of the issued and outstanding Common Stock of the Company and Series A Preferred Stock of the Company adopted the Shareholders’ Consent, effective as of the Effective Date, which resulted in the adoption of the following proposals:

(1)	Proposal 1, which removed Richard Wade and William Mills as members of the Board and any other director that may have been appointed since the filing with the SEC of the last Annual Report on Form 10-K (for the period ended December 31, 2017);
(2)	Proposal 2, which appointed Michael Short and John Adler to replace Richard Wade and William Mills as members of the Board; and
(3)	Proposal 3, which repealed any amendments, changes, or modifications made to the Restated and Amended By-Laws, dated as of January 13, 2015.

The results of the shareholder voting were as follows:

	For	Against	Abstained
Proposal 1	672,312,234	251,000	300,000
Proposal 2	669,184,099	1,065,713	2,613,422
Proposal 3	670,088,867	1,229,562	1,544,745

Certain matters contained in this 8-K constitute forward-looking statements and are based upon management's expectations and beliefs concerning future events. There can be no assurance that the proposed transaction or these future events will occur as anticipated, if at all, or that actual results will be as expected. Forward-looking statements speak only as of the date they were made, and we undertake no obligation to publicly update them.

(d)     Exhibits.

Item 9.01	Financial Statements and Exhibits

3.1         Restated and Amended By-Laws of the Company, as amended October 28, 2020

10.4       Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertical Computer Systems, Inc. (Registrant)

Date: November 2, 2020	By:	/s/ Len Chermack
Len Chermack
President/CEO